Defined Benefit Plans - Summary of Effect of 1% Change in Assumed Health Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Mar. 31, 2014
Postemployment Benefits [Abstract]
Effect on total service and interest costs, Increase	$ 3
Effect on post-retirement benefit obligation, Increase	61
Effect on total service and interest costs, Decrease	2
Effect on post-retirement benefit obligation, Decrease	$ 53